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SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT AMENDMENT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 24, 2001

HORMEL FOODS CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-2402 (Commission File Number)	41-0319970 (IRS Employer Identification Number)
1 Hormel Place, Austin, Minnesota (Address of principal executive offices)	55912 (Zip Code)

Registrant's telephone number, including area code: (507) 437-5737

    The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K, Current Report, dated March 9, 2001:

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
	(a)	Financial Statements of Business Acquired. Unaudited statements of Jerome Foods, Inc. (d/b/a The Turkey Store) for the 9 month period ending as of November 4, 2000.
	(b)	Pro Forma Financial Information. Unaudited pro forma condensed combined financial statements for Hormel Foods Corporation and Jerome Foods, Inc. for 12 month period ending October 28, 2000.
	(c)	Exhibits
		99.1	(Originally filed as 24.1) Audited financial statements of Jerome Foods, Inc. as of February 26, 2000.
		99.2	Unaudited financial statements of Jerome Foods, Inc. (d/b/a The Turkey Store Company) for the 9 month period ending as of November 4, 2000.
		99.3	Unaudited pro forma condensed combined financial statements for Hormel Foods Corporation and Jerome Foods, Inc. for the 12 month period ending October 28, 2000.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

Hormel Foods Corporation (Registrant)
Date March 13, 2001
	By	/s/ M. J. McCoy M. J. McCoy Senior Vice President and Chief Financial Officer

ITEM 7 (a)

JEROME FOODS, INC. (d/b/a The Turkey Store Company) AND SUBSIDIARIES

Consolidated Statements of Operations

(In Thousands)

(Unaudited)

	36 Weeks Ended
	November 4, 2000	November 6, 1999
NET SALES	$239,120	$224,196
COST OF SALES	155,193	141,064

Gross profit	83,927	83,132
OPERATING EXPENSES:
Selling, marketing and distribution	44,211	41,584
General & administrative	12,125	9,968
Employee stock ownership and profit-sharing plan contributions	2,460	2,661

Total operating expenses	58,796	54,213

Income from operations	25,131	28,919
OTHER INCOME (EXPENSE):
Interest, net	(1,440)	(444)
Foreign exchange gain (loss)	(169)	553
Equity in losses of unconsolidated affiliates	0	(631)
Minority interest	1,084	1,184

Income before income taxes	24,606	29,581
PROVISION FOR INCOME TAXES	10,499	12,593

Net income	$14,107	$16,988

ITEM 7(a)

JEROME FOODS, INC. (d/b/a The Turkey Store Company) AND SUBSIDIARIES

Consolidated Balance Sheets

(In Thousands, Except Share Information)

(Unaudited)

	November 4, 2000	November 6, 1999
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$414	$1,986
Trade accounts receivable, less allowance for doubtful accounts of $179	23,732	21,091
Prepaid Income Taxes	990	736

	25,136	23,813

Inventories—
Turkey breeding and growing flocks and eggs	35,004	33,397
Feed ingredients, supplies and other	7,923	7,533
Processed turkeys and further-processed turkey products	4,906	7,053

Total Inventories	47,833	47,983
Other current assets	7,805	12,429

Total current assets	80,774	84,225

INVESTMENTS IN AND ADVANCES TO AFFILIATES	13,856	10,457

PROPERTY & EQUIPMENT AT COST:
Land and buildings	92,137	86,511
Machinery and equipment	123,640	105,743
Accumulated depreciation	(128,516)	(118,874)

Net property and equipment	87,261	73,380

Total assets	$181,891	$168,062

LIABILITIES AND STOCKHOLDERS' INVESTMENT
CURRENT LIABILITIES:
Notes payable	$11,850	$6,417
Current maturities of long-term debt	728	750
Accounts payable	13,917	12,068
Accrued liabilities—
Salaries, wages and benefits	11,586	11,563
Other	10,189	11,185

Total current liabilities	48,270	41,983
LONG-TERM DEBT, less current maturities	5,444	16,868
DEFERRED INCOME TAXES AND OTHER	18,080	15,392

Total liabilities	71,794	74,243

MINORITY INTEREST	(97)	2,699

STOCKHOLDERS' INVESTMENT:
Common stock, $.10 par value, 2,100,000 shares authorized; 1,304,806 and 1,304,546 shares issued and outstanding	130	130
Additional paid-in capital	10,280	10,426
Retained earnings	99,784	80,564

Total stockholders' investment	110,194	91,120

Total liabilities and stockholders' investment	$181,891	$168,062

ITEM 7(a)

JEROME FOODS, INC. (d/b/a The Turkey Store Company) AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(In Thousands)

(Unaudited)

	36 Weeks Ended
	November 4, 2000	November 6, 1999
OPERATING ACTIVITIES:
Net income	$14,107	$16,988
Adjustments to reconcile net income to net cash provided by operating activities—
Depreciation and amortization	9,066	7,866
Deferred income taxes	(747)	(747)
Equity in loss of unconsolidated affiliate	0	631
Minority interest	(3,422)	(1,222)
Change in operating items:
Trade accounts receivable	3,381	619
Prepaid income taxes	1,879	515
Inventories	(6,511)	(3,934)
Other current assets	6,186	2,480
Accounts payable	(3,259)	(2,712)
Accrued liabilities and other	4,260	2,917

Net cash provided by operating activities	24,940	23,401

INVESTING ACTIVITIES:
Purchases of property and equipment, net	(14,929)	(10,364)
Other	(7,790)	(3,183)

Net cash used in investing activities	(22,719)	(13,547)

FINANCING ACTIVITIES:
Borrowings on line of credit	16,800	4,175
Repayments on line of credit	(10,778)	(7,917)
Proceeds from issuance of long-term debt	4,225	1,905
Repayment of long-term debt	(19,526)	(10,050)
Repurchase and retirement of stock	(893)	(584)
Employee stock ownership plan contributions	1,102	687

Net cash used in financing activities	(9,070)	(11,784)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(6,849)	(1,930)
CASH AND CASH EQUIVALENTS, beginning of year	7,263	3,917

CASH AND CASH EQUIVALENTS, end of year	$414	$1,987

ITEM 7(a)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Jerome Foods, Inc. (d/b/a The Turkey Store)
And Subsidiaries

NOTE A

    In the opinion of the Company, the accompanying unaudited financial statements contain all adjustments (consisting of only recurring accruals) necessary for a fair presentation.

    The accounting policies followed by the Company are set forth in the Notes to Consolidated Financial Statements, February 26, 2000 and February 27, 1999 filed by Hormel Foods Corporation as Item 7(a) on Form 8-K dated March 9, 2001.

NOTE B

    The results of operations for the nine month periods ended November 4, 2000 and November 6, 1999 are not necessarily indicative of the results to be expected for the full year.

Item 7(b)

Unaudited Pro Forma Condensed Combined Financial Information

    The unaudited pro forma condensed combined financial statements give effect to the transaction between Hormel Foods Corporation and Jerome Foods, Inc. (d/b/a The Turkey Store Company). The Turkey Store Company pro forma financial statements have been adjusted to exclude operations and assets not acquired by Hormel Foods Corporation. The unaudited pro forma condensed combined financial statements have been prepared on the basis of assumptions described in the notes to the unaudited pro forma combined financial statements and include assumptions relating to the allocation of the consideration paid by Hormel Foods Corporation for the common stock of The Turkey Store Company, based on preliminary estimates of the respective fair values. The actual allocation of such consideration may differ from that reflected in the pro forma combined financial statements after an appropriate review of the fair values of the assets and liabilities of The Turkey Store Company has been completed. Amounts allocated will be based upon the estimated fair values at the time of the transaction which could vary significantly from the amounts reflected in the unaudited pro forma condensed combined financial statements. The transaction will be accounted for using the purchase method of accounting.

Pro Forma Condensed Combined Statements of Operations (Unaudited)

    The unaudited pro forma condensed combined statement of operations for the year ended October 28, 2000 has been prepared by combining the fiscal year ended October 28, 2000 audited statement of operations of Hormel Foods Corporation with the 52 weeks ended November 4, 2000 unaudited statement of operations for The Turkey Store Company, adjusted to give effect to the transaction as if it had occurred on October 31, 1999. The unaudited pro forma condensed combined statements do not reflect actual results of operations of the combined companies which would have resulted had the transaction occurred as of the date presented. The pro forma condensed combined statement of operations attempts to reflect the impact of interest on debt and amortization of intangibles for the first year of operations. The pro forma condensed combined statement of operations does not attempt to reflect any anticipated synergy advantages or expenses incurred with the merger of Jennie-O Foods, a wholly owned subsidiary of Hormel Foods Corporation, and The Turkey Store Company.

    Synergies from the acquisition are expected to include:

  •
  Formation of the industry's most complete supplier of high-quality, branded turkey products, enjoying the broadest distribution across the retail, foodservice and deli channels;

  •
  Opportunity to extend the Jennie-O and The Turkey Store brands into new distribution channels;

  •
  Cost synergies in live production through improved egg, poult and tom production;

  •
  Increased manufacturing scale and improved capacity utilization;

  •
  Complementary use of raw materials resulting in less commodity product and by-product per pound of processed turkey. The Jennie-O Foods portfolio utilizes more breast meat and The Turkey Store Company utilizes more dark meat;

  •
  Improved manufacturing efficiency through the exchange of patented and proprietary equipment and systems;

  •
  Improved administrative efficiency;

  •
  Accelerated new product introductions through combined research and development programs, and

  •
  Geographically proximate operations facilitating the efficient combination of management and production.

    Costs not reflected in the pro forma condensed combined statement of operations include expenses for advisor fees, relocation and severance.

Pro Forma Condensed Combined Balance Sheet (Unaudited)

    The unaudited pro forma condensed combined balance sheet as of October 28, 2000 has been prepared by combining the Hormel Foods Corporation audited balance sheet as of October 28, 2000 with The Turkey Store Company unaudited balance sheet as of November 4, 2000, adjusted to give effect to the transaction as if it had occurred on October 28, 2000. The unaudited pro forma condensed combined statements do not necessarily reflect the actual financial position of Hormel Foods Corporation that would have resulted had the transaction occurred as of the date presented. The pro forma information is not necessarily indicative of the future financial position for the combined companies.

Item 7(b)

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
(UNAUDITED)

Fiscal Year Ending 10/28/00

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Historical Hormel	Historical Turkey Store	Pro Forma Adjustments		Pro Forma Combined
Sales, less returns and allowances	$3,675,132	$320,499	$—		$3,995,631
Cost of products sold	2,674,874	206,367			2,881,241

GROSS PROFIT	1,000,258	114,132	—		1,114,390
Expenses and gain on plant sales:
Selling and delivery	379,326	34,366			413,692
Marketing	292,808	26,528			319,336
Administrative and general	65,517	19,916	11,544	(b)	96,977

OPERATING INCOME	262,607	33,322	(11,544)		284,385
Other income and expense:
Interest income	16,204	714			16,918
Interest expense	(14,906)	—	(21,750	)(c)	(36,656)
Other	476	—			476

EARNINGS BEFORE INCOME TAXES	264,381	34,036	(33,294)		265,123
Provisions for income taxes	(94,164)	(13,071)	11,406	(d)	(95,829)

NET EARNINGS	$170,217	$20,965	$(21,888)		$169,294

NET EARNINGS PER SHARE (BASIC)	$1.21				$1.20

NET EARNINGS PER SHARE (DILUTED)	$1.20				$1.19

See notes to pro forma condensed combined financial statements.

Item 7(b)

PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL POSITION

(UNAUDITED)

Year Ended October 28, 2000

(IN THOUSANDS)

	Historical Hormel	Historical Turkey Store	Pro Forma Adjustments		Pro Forma Combined
Assets
Current Assets
Cash and cash equivalents	$100,646		$(62,913	)(a)	$37,733
Short-term marketable securities	5,964				5,964
Accounts receivable	307,732	$20,626			328,358
Inventories	281,404	35,725			317,129
Prepaid expenses and other	15,363	21,807			37,170

Total Current Assets	711,109	78,158	(62,913)		726,354
Deferred Income Taxes	61,622				61,622
Intangibles	92,632		220,882	(a)	313,514
Investments in Receivables from Affiliates	151,383	915			152,298
Other Assets	83,645				83,645
Property, Plant and Equipment (Net)	541,549	77,941	96,770	(a)	716,260

Total Assets	$1,641,940	$157,014	$254,739		$2,053,693

Liabilities and Shareholders' Investment
Current Liabilities
Accounts payable	$154,893	$12,992			$167,885
Notes Payable	—	—			—
Accrued expenses	30,117	10,122			40,239
Accrued marketing expenses	34,252				34,252
Employee compensation	59,138				59,138
Other current liabilities	25,786		$8,530	(a)	34,316
Current maturities of long-term debt	38,439				38,439

Total Current Liabilities	342,625	23,114	8,530		374,269
Long-term Debt—less current maturities	145,928	10,935	300,000	(a)	456,863
Accumulated Post-retirement Benefit Obligation	252,118				252,118
Deferred Income Taxes and Other Liabilities			69,174	(a)	69,174
Other Long-term Liabilities	27,392				27,392
Shareholders' Investment
Common stock	8,120	131	(131	)(a)	8,120
Accumulated other comprehensive loss	(20,917)				(20,917)
Additional Paid in Capital		10,280	(10,280	)(a)	—
Retained earnings	886,674	112,554	(112,554	)(a)	886,674

Total Shareholders' Investment	873,877	122,965	(122,965)		873,877

Total Liabilities and Shareholders' Investment	$1,641,940	$157,014	$254,739		$2,053,693

See notes to pro forma condensed combined financial statements.

Item 7(b)

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Footnotes for Pro Forma adjustments:

(a)
To record the acquisition including cash paid, debt borrowings, estimated fair value adjustments for property plant and equipment, and intangible assets, book/tax differences on certain assets and accrual for transaction related costs. The actual purchase price and allocation may vary from the amounts reflected in the unaudited pro forma condensed combined financial statements.

(b)
To amortize intangible assets acquired, including goodwill. The life used to amortize the assets was twenty years except for the work force value, which used a life of ten years.

(c)
To record interest incurred on debt to finance the acquisition.

(d)
To reflect the incremental tax impact of the pro forma adjustments.

QuickLinks

JEROME FOODS, INC. (d/b/a The Turkey Store Company) AND SUBSIDIARIES Consolidated Statements of Operations (In Thousands) (Unaudited)
JEROME FOODS, INC. (d/b/a The Turkey Store Company) AND SUBSIDIARIES Consolidated Balance Sheets (In Thousands, Except Share Information) (Unaudited)
JEROME FOODS, INC. (d/b/a The Turkey Store Company) AND SUBSIDIARIES Consolidated Statements of Cash Flows (In Thousands) (Unaudited)
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) Jerome Foods, Inc. (d/b/a The Turkey Store) And Subsidiaries
Unaudited Pro Forma Condensed Combined Financial Information
Pro Forma Condensed Combined Statements of Operations (Unaudited)
Pro Forma Condensed Combined Balance Sheet (Unaudited)
PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS (UNAUDITED) Fiscal Year Ending 10/28/00 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL POSITION (UNAUDITED) Year Ended October 28, 2000 (IN THOUSANDS)